Exhibit 4.1
Dated:
TITLE TO COME
SIGNATURE TO COME
[Graphic Appears Here]
[Graphic Appears Here]
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the seal of the Corporation and the signatures of its duly authorized officers.
IS THE OWNER OF
ATHENAHEALTH, INC.
TITLE TO COME
SIGNATURE TO COME
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH, OF THE COMMON STOCK OF
Authorized
Transfer and Signature Registrar Agent
By
Countersigned
AMERICAN
and
STOCK
Registered:
TRANSFER
& TRUST
COMPANY
[Graphic Appears Here]
ATHN
THIS CERTIFIES THAT
INCORPORATED UNDER THE LAWS OF CUSIP 04685W 10 3 THE STATE OF DELAWARE
[Graphic Appears Here]
SEE REVERSE FOR CERTAIN DEFINITIONS
prints in SC-3 Dark Green. Intaglio
only. position
Logo is for Printing:
for Selected
Colors
However,
. product
ink. printing
the dyes and of the color as it will appear on the final between representation difference from the proof due to the color laser printer. It is a good different quality, graphics may appear slightly on a product artwork and the final printed This proof was printed from a digital file or rendition, COLOR: it is not an exact color
AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003
SALES: R. JOHNS
516-731-2885
/ ETHER 7 / LIVE JOBS / A / Athenahealth 27642 BK
PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 PROOF OF JULY 16, 2007
ATHENAHEALTH, INC. TSB 27642 BK (LITHO)
Operator: AP New PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT—as tenants by the entireties

JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—............ Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act............
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 PROOF OF JULY 16, 2007 ATHENAHEALTH, INC. TSB 27642 BK (LITHO)
SALES: R. JOHNS 516-731-2885	Operator: AP
/ ETHER 7 / LIVE JOBS / A / Athenahealth 27642 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF